EXHIBIT 10.5

SECURITY NATIONAL FINANCIAL CORPORATION

AMENDED AND RESTATED 2013 STOCK OPTION PLAN

Effective as of December 4, 2015

1.       Purpose.  This Amended and Restated 2013 Stock Option Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of Security National Financial Corporation, a Utah corporation (the "Company"), and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"); and (e) to officers, employees and consultants of the Company and related Corporations by providing them with stock appreciation rights ("Stock Appreciation Rights"), restricted stock units ("Restricted Stock Units") and performance share awards ("Performance Share Awards"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options."  Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights."  As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 425 of the Code.

2.    Administration of the Plan.

(a)           Board or Committee Administration.  The Plan shall be administered solely by the Board of Directors of the Company (the "Board") or a Compensation Committee (the "Committee") of not less than two members of the Board of Directors.  Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed.  Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 hereof to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it.  If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO.  The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board.  The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

(b)            Committee Actions.  The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine.  Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.  From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(c)            Grant of Stock Rights to Board Members.  Stock Rights may be granted to members of the Board, but any such grant shall be made and approved in accordance with Section 2(d), if applicable.  All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons.  Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

(d)          Compliance with Federal Securities Laws.  Various restrictions apply to officers and directors and others who may be deemed insiders.  Holders of Stock Rights should consult with legal and tax advisors regarding the securities law, tax law and other effects of transactions under this Plan.  These restrictions relate to holding periods, alternative minimum tax calculations and other matters and should be clearly understood by the Stock Rights holder.

(e)           Intent of Plan.  This Plan is intended to be an "employee benefit plan" under Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended.  This Plan is also intended to be a "compensatory benefit plan" under Rule 701 promulgated under the Securities Act of 1933, as amended.  Transactions under the Plan are intended to comply with these rules.  To the extent any provisions of the Plan or any action by the Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or the Board.

(f)           Shareholder Approval.  Grants of incentive stock options hereunder shall be subject to shareholder approval of this Plan within twelve (12) months following the date this Plan is  approved by the Board.

3.       Eligible Employees and Others.  ISOs may be granted to any employee of the Company or any Related Corporation.  Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan.  Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation.  The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase.  Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

4.       Stock.  The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Class A Common Stock of the Company, par value $2.00 per share, and Class C Common Stock of the Company, par value $2.00 per share (collectively referred to as the "Common Stock" or the "Stock"), or shares of Common Stock reacquired by the Company in any manner.  The aggregate number of shares which may be issued pursuant to the Plan is 450,000 shares of Class A Common Stock, of which up to 150,000 share of Class A Common Stock could be issued in place of up to 150,000 shares of Class C Common Stock.  The shares of Class A Common Stock and Class C Common Stock are subject to adjustment as provided in Section 13.  Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted.  If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

5.         Granting of Stock Rights.  Stock Rights may be granted under the Plan at any time until ten years after the date of the adoption of the Plan.  The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.  The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 16.

6.       Minimum Option Price; ISO Limitations.

(a)           Price for Non-Qualified Options.  The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Class A Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) fifty percent (50%) of the fair market value per share of Class A Common Stock on the date of such grant.  Subject to the foregoing sentence, the exercise price and nature of consideration for Non-Qualified Options granted hereunder shall be determined by the Committee or Board in its sole discretion, taking into account factors it deems relevant.

(b)          Price for ISOs.  The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant.  In the case of an ISO to be granted to an employee to purchase shares of Class C Common Stock, the exercise price shall not be less than the fair market value of the Class A Common Stock on the date of such grant.  In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Class A Common Stock on the date of grant.

(c)          $100,000 Annual Limitation on ISOs.  Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Class A Common Stock in that year.  Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

(d)          Awards and Purchases.  Awards and Purchases under this Plan shall be made at prices equal to the fair market value of the Company's Class A Common Stock on the date of such Award or Purchase.  Fair Market Value shall be determined by the Committee or the Board in its sole discretion in accordance with Section 6(e) hereof.  Shares of Common stock may be issued in Award and Purchase transactions for any lawful consideration determined by the Board or the Committee, in its sole discretion.

(e)          Determination of Fair Market Value.  If, at the time an Option is granted under the Plan to purchase shares of Class A Common Stock, the Company's Class A Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Class A Common Stock on the principal national securities exchange on which the Class A Common Stock is traded, if the Class A Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Class A Common Stock on the Nasdaq National Market List, if the Class A Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Class A Common Stock is not reported on the Nasdaq National Market List.  However, if the Class A Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Class A Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Class A Common Stock in private transactions negotiated at arm's length.  For purposes of determining the "fair market value" of shares of Class C Common Stock, the value of such shares shall be equal to the "fair market value" of the Class A Common Stock at the time an option is granted under the Plan to purchase shares of Class C Common Stock.

7.               Option Duration.  Subject to earlier termination as provided in Sections 9 and 10 hereof, each Option shall expire on the date specified by the Committee, but not more than (i) ten (10) years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten (10) years from the date of grant in the case of ISOs generally, and (iii) five (5) years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation.  Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Section 16.

8.               Exercise of Option.  Subject to the provisions of Sections 9 through 12 hereof, each Option granted under the Plan shall be exercisable as follows:

(a)          Vesting.  The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

(b)          Full Vesting of Installments.  Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

(c)           Partial Exercise.  Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)          Acceleration of Vesting.  The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 16) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code, as described in Section 6(c) hereof.

(e)          Exercise of Options to Purchase Class C Common Stock.  When exercising Options to purchase shares of Class C Common Stock, the exercise price shall not be less than the fair market value of the Class A Common Stock on the date of grant, and the purchase price, in determining the number of shares of Class C Common Stock deliverable upon the exercise of such Options, shall not be less than the fair market value of the Class A Common Stock on the date such Options are exercised.

9.               Termination of Employment.  If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 10, no further installments of such optionee's ISOs shall become exercisable, and such optionee's ISOs shall terminate after the passage of ninety (90) days from the date of termination of such optionee's employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 16 hereof.  Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute.  A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence.  ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation.  Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

10.               Death; Disability.

(a)          Death.  If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of such optionee's death, any ISO of such optionee may be exercised, to the extent of the number of shares with respect to which the optionee could have exercised on the date of the optionee's death, by the optionee's estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the optionee's death.

(b)          Disability.  If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of disability, such optionee (or such optionee's custodian) shall have the right to exercise any ISO held by such optionee on the date of termination of employment, to the extent of the number of shares with respect to which the optionee could have exercised on that date, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the termination of the optionee's employment.  For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

11.               Transferability.  No ISO granted under the Plan shall be transferable or assignable by the optionee except by will or by the laws of descent and distribution, and must be exercisable, during the lifetime of the optionee, only by the optionee.  Unless approved by the Board or the Committee, no Non-Qualified Option granted under the Plan shall be transferable or assignable by optionee except by will or by the laws of descent and distribution, and must be exercisable, during the lifetime of the optionee, only by the optionee.

12.               Terms and Conditions of Options.  Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve.  Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan,  including  restrictions  applicable to shares of Common Stock issuable upon exercise of Options.  In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine.  The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments.  The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.               Adjustments.  Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to the optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

(a)          Stock Dividends and Stock Splits.  If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b)         Assumption of Options by Successors.  In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, or the sale of substantially all of the assets of the Company, the Committee may in its sole discretion accelerate the exercisability of any or all outstanding Options so that such Options would be exercisable in full prior to the consummation of such dissolution, liquidation, merger or sale of assets at such times and on such conditions as the Committee shall determine, unless the successor corporation, if any, assumes the outstanding Options or substitutes substantially equivalent options.

(c)         Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities the optionee would have received if the optionee had exercised the Option prior to such recapitalization or reorganization.

(d)         Modification of ISOs.  Notwithstanding the foregoing, any adjustments made pursuant to subsections (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

(e)          Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

(f)             Issuances of Securities.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options.  No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(g)          Fractional Shares.  No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

(h)         Adjustments.  Upon the happening of any of the foregoing events described in subsections (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subsections.  The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2, its determination shall be conclusive.  If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subsections (a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Board.

14.               Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address.  Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Class A Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, through the use of some of the shares in a fully vested account of the holder of the Stock Right in a pension or profit sharing plan, including a 401(k) plan or employee stock ownership plan, or (d) at the discretion of the Committee, through the use of some of the shares or the rights to purchase some of the shares for which the Stock Right is being exercised, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above.  If the Committee exercises its discretion to permit payment of the exercise price of a Stock Right by means of the methods set forth in clauses (b), (c), (d), or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Stock Right in question.  The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15.               Term and Amendment of Plan.  This Plan was adopted by the Board on May 14, 2013, subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company at the next meeting of the stockholders.  If the approval of stockholders is not obtained by May 14, 2014, any grants of ISOs under the Plan made prior to that date will be rescinded.  The Plan shall expire on May 14, 2023 (except as to Options outstanding on that date).  Subject to the provisions of Section 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan.  The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within twelve (12)  months before or after the Board adopts a resolution authorizing any of the following actions:  (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Section 13); (b) the provisions of Section 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of Section 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section 13); and (d) the expiration date of the Plan may not be extended.  Except as otherwise provided in this Section 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee.  The Committee may amend the terms of any Stock Right granted if such amendment is agreed to by the recipient of such Stock Right.

16.               Conversion of ISOs Into Non-Qualified Options; Termination of ISOs.  The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion.  Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options.  At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan.  Nothing in this Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.  The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

17.               Application of Funds.  The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

18.               Governmental Regulation.  The Company's obligation to sell and deliver shares of Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

19.               Withholding of Additional Income Taxes.  Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in Section 20 hereof) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income.  The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

20.               Notice to Company of Disqualifying Disposition.  Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO.  A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO.  If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21.               Stock Appreciation Rights

(a)           Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any officer or employee selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee may impose and shall be evidenced by an award agreement.

(b)             Exercise of Right. A Stock Appreciation Right shall entitle the participant to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to the terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair market Value of the Stock as defined in this Section 21 on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Committee, but shall not be less than 100% of the fair market value on the date the Stock Appreciation Right is granted. For purposes of this Section 21, Fair Market Value means, as of any given date, (x) if the Stock is traded on any established stock exchange, the closing price of a share of stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (y) if the Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes).

(c)            Payment on Exercise.  Payment of the amounts determined under Section 21(b) above shall be in cash, in Stock (based on Fair Market Value as of the date the Stock  Appreciation Right is exercised) or a combination of both, as determined by the Committee, and subject to any tax withholding requirements.

22.               Restricted Stock Units. The Committee is authorized to make awards of Restricted Stock Units to any officer, employee or consultant of the Company selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and non-forfeitable, and may specify such conditions to vesting as it deems appropriate. The Committee shall specify, or permit the participant to elect, the conditions and dates upon which the shares of Stock underlying the Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become non-forfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. On the distribution dates, the Company shall transfer to the participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

23.               Performance Share Awards.

(a)           Grant of Award.  Any officer, employee or consultant selected by the Committee may be granted one or more Performance Share Awards, which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the performance criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular participant.

(b)          Purpose of Award.  If the Committee, in its discretion, decides to grant a Performance Share Award to a participant, the provisions in this Section 23 shall control over any contrary provision contained in the Plan; provided, however, that the Committee may in its discretion grant Performance Share Awards to participants that are based on performance criteria or performance goals that do not satisfy the requirements to this Section 23.

(c)           Applicability.  This Section 23 shall apply only to those participants selected by the Committee to receive Performance Share Awards. The designation of a participant for a Performance Share Award shall not in any manner entitle the participant to receive an award for the period. Moreover, the designation of a participant for a particular performance period shall not require designation of such participant as a participant in a subsequent performance period and designation of one participant as a participant shall not require designation of any other employees as a participant in such period or in any other period.

(d)           Procedures for Performance Share Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code with respect to any Performance Share Award granted under this Section 23, which may be granted to one or more participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code, the Committee shall, in writing, (a) designate one or more participants, (b) selected the performance criteria applicable to the performance period, (c) establish the performance goals, and amounts of such Performance Share Awards, as applicable, which may be earned for such performance period, and (d) specify the relationship between performance criteria and performance goals, and the amounts of such awards, as applicable, to be earned by each participant for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance goals have been achieved for such performance period. In determining the amount earned by a participant, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.

(e)           Payment of Performance Share Awards. Unless otherwise provided on the applicable Performance Share Award agreement, a participant must be employed by the Company or Related Corporations on the day a Performance Share Award for such performance period is paid to the participant. Furthermore, a participant shall be eligible to receive shares of Stock pursuant to a Performance Share Award for a performance period only if the performance goals for such period are achieved. In determining the shares of Stock earned under a Performance Share Award, the Committee may reduce or eliminate the number of shares of Stock earned for the performance period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f)            Additional Limitations.  Notwithstanding any other provision of the Plan, any Performance Share Award which is granted to a participant and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan and the applicable Performance Share Award shall be deemed amended to the extent necessary to conform to such requirements.

24.               Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Utah.  In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.